                                                                     Exhibit 2.2

                               AMENDMENT NO. 1 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Stock Purchase and Sale Agreement (the "Agreement") dated as of March 9, 1998 by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 11th day of May, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "June 19, 1998" with "July 3, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "May 15, 1998" with "May 29, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "May 29, 1998" with "June 12, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "July 17, 1998" with "July 31, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "July 17, 1998" with "July 31, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "July 10, 1998" with "July 24, 1998".

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by replacing the reference therein to "July 10, 1998" with "July 24, 1998".

     8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     9. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

                              WILLIAMS Y&N HOLDINGS, INC.


                              By:       /s/ Tim Allen
                                   ---------------------------------

                              Name:     TIM ALLEN
                                   ---------------------------------

                              Title:    Head Group Manager
                                   ---------------------------------


                              WILLIAMS PLC



                              By:       /s/ Tim Allen
                                   ---------------------------------

                              Name:     TIM ALLEN
                                   ---------------------------------

                              Title:    Head Group Manager
                                   ---------------------------------


                              NTK SUB, INC.



                              By:       /s/ Kevin W. Donnelly
                                   ---------------------------------

                              Name:     KEVIN W. DONNELLY
                                   ---------------------------------

                              Title:    VICE PRESIDENT
                                   ---------------------------------



                              NORTEK, INC.



                              By:       /s/ Kevin W. Donnelly
                                   ---------------------------------

                              Name:     KEVIN W. DONNELLY
                                   ---------------------------------

                              Title:    VICE PRESIDENT, GENERAL COUNSEL
                                   ---------------------------------

                               AMENDMENT NO. 2 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 2 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No. 1 thereto dated May 11, 1998, the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 28th day of May, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "July 3, 1998" with "July 13, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "May 29, 1998" with "June 8, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 12, 1998" with "June 22, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "July 31, 1998" with "August 10, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "July 31, 1998" with "August 10, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "July 24, 1998" with "August 3, 1998".

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by replacing the reference therein to "July 24, 1998" with "August 3, 1998".

     8. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093819 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after August 10, 1998.

     9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     10. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.


                                        WILLIAMS Y&N HOLDINGS, INC.


                                        By: /s/ Tim Allen
                                           -------------------------------------
                                        Name:   Tim Allen
                                             -----------------------------------
                                        Title:  HEAD GROUP MANAGER
                                              ----------------------------------


                                        WILLIAMS PLC


                                        By: /s/ Tim Allen
                                           -------------------------------------
                                        Name:   Tim Allen
                                             -----------------------------------
                                        Title:  HEAD GROUP MANAGER
                                              ----------------------------------


                                        NTK SUB, INC.


                                        By: /s/ Kevin W. Donnelly
                                           -------------------------------------
                                        Name:   Kevin W. Donnelly
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        NORTEK, INC.


                                        By: /s/ Kevin W. Donnelly
                                           -------------------------------------
                                        Name:   Kevin W. Donnelly
                                             -----------------------------------
                                        Title:  Vice President, General Counsel
                                              ----------------------------------

                               AMENDMENT NO. 3 TO
                       STOCK PURCHASE AND SALE AGREEMENT



     This Amendment No. 3 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No. 1 thereto dated May 11, 1998 and Amendment No. 2 thereto dated May 28, 1998, the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 3rd day of June, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "July 13, 1998" with "July 20, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 8, 1998" with "June 15, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 22, 1998" with "June 29, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "August 10, 1998" with "August 17, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "August 10, 1998" with "August 17, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "August 3, 1998" with "August 10, 1998".

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by replacing the reference therein to "August 3, 1998" with "August 10, 1998".

     8. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093819 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after August 17, 1998.

     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     10. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.


                                        WILLIAMS Y&N HOLDINGS, INC.


                                        By: /s/ Tim Allen
                                           -------------------------------------
                                        Name: Tim Allen
                                             -----------------------------------
                                        Title: Head Group Manager
                                              ----------------------------------


                                        WILLIAMS PLC


                                        By: /s/ Tim Allen
                                           -------------------------------------
                                        Name: Tim Allen
                                             -----------------------------------
                                        Title: Head Group Manager
                                             -----------------------------------


                                        NTK SUB, INC.


                                        By:  /s/  Kevin W. Donnelly
                                            --------------------------------
                                        Name: Kevin W. Donnelly
                                              ------------------------------
                                        Title: Vice President
                                               -----------------------------


                                        NORTEK, INC.


                                        By:  /s/  Kevin W. Donnelly
                                           --------------------------------
                                        Name: Kevin W. Donnelly
                                             ------------------------------
                                        Title: Vice President,
                                                  General Counsel
                                             ------------------------------

                               AMENDMENT NO. 4 TO
                       STOCK PURCHASE AND SALE AGREEMENT


     This Amendment No. 4 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No. 1 thereto dated May 11, 1998, Amendment No. 2 thereto dated May 28, 1998, and Amendment No. 3 thereto dated June 3, 1998, the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 11th day of June, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "July 20, 1998" with "July 27, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 15, 1998" with "June 22, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 29, 1998" with "July 6, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "August 17, 1998" with "August 24, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "August 17, 1998" with "August 24, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "August 10, 1998" with "August 17, 1998".

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by replacing the reference therein to "August 10, 1998" with "August 17, 1998".

     8. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093819 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after August 24, 1998.

     9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     10. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.


                                        WILLIAMS Y&N HOLDINGS, INC.


                                        By:     /s/ Tim Allen
                                           -------------------------------------
                                        Name:   TIM ALLEN
                                             -----------------------------------
                                        Title: Head Group Manager
                                              ----------------------------------


                                        WILLIAMS PLC


                                        By:     /s/ Tim Allen
                                           -------------------------------------
                                        Name:   TIM ALLEN
                                             -----------------------------------
                                        Title:  Head Group Manager
                                              ----------------------------------


                                        NTK SUB, INC.


                                        By: /s/ Kevin W. Donnelly
                                           -------------------------------------
                                        Name:   KEVIN W. DONNELLY
                                             -----------------------------------
                                        Title:  VICE PRESIDENT
                                              ----------------------------------


                                        NORTEK, INC.


                                        By: /s/ Kevin W. Donnelly
                                           -------------------------------------
                                        Name:   KEVIN W. DONNELLY
                                             -----------------------------------
                                        Title:  VICE PRESIDENT, GENERAL COUNSEL
                                              ----------------------------------

                               AMENDMENT NO. 5 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 5 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No. 1 thereto dated May 11, 1998, Amendment No. 2 thereto dated May 28, 1998, Amendment No. 3 thereto dated June 3, 1998, and Amendment No. 4 thereto dated June 11, 1998, the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub,Inc., a Delaware corporation (the "Buyer"), is entered into as of the 18th day of June, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "July 27, 1998" with "August 3, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 22, 1998" with "June 29, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "July 6, 1998" with "July 13, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "August 24, 1998" with "August 31, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "August 24, 1998" with "August 31, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "August 17, 1998" with "August 24, 1998".

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by replacing the reference therein to "August 17, 1998" with "August 24, 1998".

     8. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093S19 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after August 31, 1998.

     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     10. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.


                                   WILLIAMS Y&N HOLDINGS, INC.

                                   By:  /s/ Tim Allen
                                        ----------------------
                                   Name: Tim Allen
                                        ----------------------
                                   Title: Head Group Manager
                                        ----------------------


                                   WILLIAMS PLC

                                   By:  /s/ Tim Allen
                                        ----------------------
                                   Name: Tim Allen
                                        ----------------------
                                   Title: Head Group Manager
                                        ----------------------


                                   NTK SUB, INC.


                                   By:  /s/  Kevin W. Donnelly
                                        ----------------------
                                   Name: Kevin W. Donnelly
                                        ----------------------
                                   Title: Vice President
                                        ----------------------


                                   NORTEK, INC.


                                   By:  /s/  Kevin W. Donnelly
                                        ----------------------
                                   Name: Kevin W. Donnelly
                                        ----------------------
                                   Title: Vice President,
                                             General Counsel
                                        ----------------------

                               AMENDMENT NO. 6 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 6 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No. 1 thereto dated May 11, 1998, Amendment No. 2 thereto dated May 28, 1998, Amendment No. 3 thereto dated June 3, 1998, Amendment No. 4 thereto dated June 11, 1998, and Amendment No. 5 thereto dated June 18, 1998, the "Agreement) by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 26th day of June, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "August 3, 1998" with "August 17, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "June 29, 1998" with "July 13, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "July 13, 1998" with "July 27, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "August 31, 1998" with "September 14, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "August 31, 1998" with "September 14, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by (i) replacing the reference therein to "August 24, 1998" with "September 8, 1998" and (ii) replacing the reference therein to "45 days" with "30 days".

     7.   Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by
(i) replacing the reference therein to "August 24, 1998" with "September 8, 1998" and (ii) replacing the reference therein to "45 days" with "30 days".

     8. Section 1.3 of the Agreement is hereby amended by replacing the reference therein to "45 days" with "30 days".

     9. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093819 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after September 14, 1998.

     10. Section 4.2 of the Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following:

          "For purposes of this Agreement, the term "FTC Clearance Date" shall mean the first of the following dates to occur: (i) the date that the post-Second-Request compliance waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Act has expired without the FTC seeking to restrain or enjoin consummation of the transactions contemplated by this Agreement; (ii) the date that the post-Second-Request compliance waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Act has been terminated by the FTC with the indication that the FTC will not seek to restrain or enjoin consummation of the transactions contemplated by this Agreement; and (iii) the date that the post-Second-Request compliance waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Act has been terminated by the FTC concurrently with or following the FTC's provisional acceptance of a consent decree executed by or on behalf of the Buyer or an Affiliate of the Buyer."


     11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     12. Except as amended hereby, the Amendment shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 6 as of the date first above written.

                                  WILLIAMS Y&N HOLDINGS, INC.


                                  BY: /s/ Tim Allen
                                     ---------------------------
                                  Name:  Tim Allen
                                     ---------------------------
                                  Title: Head Group Manager
                                     ---------------------------


                                  WILLIAMS PLC

                                  By: /s/ Tim Allen
                                     ---------------------------
                                  Name:  Tim Allen
                                     ---------------------------
                                  Title: Head Group Manager
                                     ---------------------------

                                  NTK SUB, INC.

                                  By: /s/  KEVIN W. DONNELLY
                                     ---------------------------
                                  Name:    Kevin W. Donnelly
                                       -------------------------
                                  Title:   Vice President
                                        ------------------------


                                  NORTEK, INC.

                                  By: /s/  KEVIN W. DONNELLY
                                     ---------------------------
                                  Name:    Kevin W. Donnelly
                                       -------------------------
                                  Title:   Vice President,
                                           General Manger
                                        ------------------------

                               AMENDMENT NO. 7 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 7 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No. 1 thereto dated May 11, 1998, Amendment No. 2 thereto dated May 28, 1998, Amendment No. 3 thereto dated June 3, 1998, Amendment No. 4 thereto dated June 11, 1998, Amendment No. 5 thereto dated June 18, 1998 and Amendment No. 6 thereto dated June 26, 1998, the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 8th day of July, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "August 17, 1998" with "August 31, 1998".

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "July 13, 1998" with "July 27, 1998".

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "July 27, 1998" with "August 10, 1998".

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "September 14, 1998" with "September 28, 1998".

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "September 14, 1998" with "September 28, 1998".

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "September 8, 1998" with "September 21, 1998".

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by (i) replacing the reference therein to "September 8, 1998" with "September 21, 1998".

     8. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093819 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after September 28, 1998.

     9. Section 4.2 of the Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following:

          "For purposes of this Agreement, the term "FTC Clearance Date" shall mean the first of the following dates to occur: (i) the date that the post-Second-Request compliance waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Act has expired without the FTC seeking to restrain or enjoin consummation of the transactions contemplated by this
          Agreement: (ii) the date that the post-Second-Request compliance waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Act has been terminated by the FTC with the indication that the FTC will not seek to restrain or enjoin consummation of the transactions contemplated by this Agreement; and (iii) the date that the post-Second-Request compliance waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Act has been terminated by the FTC concurrently with or following the FTC's provisional acceptance of a consent decree executed by or on behalf of the Buyer or an Affiliate of the Buyer pursuant to the Agreement to Hold Separate and the Consent Order entered into between the Buyer and the FTC (File No. 981-0111)."

     10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     11. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 7 as of the date first above written.

                                   WILLIAMS Y&N HOLDINGS, INC.


                                   By: /s/ Tim Allen
                                      ----------------------------------------
                                   Name: Tim Allen
                                        --------------------------------------
                                   Title: Head Group Mgr and Corporate Affairs
                                         -------------------------------------

                                   WILLIAMS PLC

                                   By: /s/ Tim Allen
                                      ----------------------------------------
                                   Name: Tim Allen
                                        --------------------------------------
                                   Title: Head Group Mgr and Corporate Affairs
                                         -------------------------------------


                                   NTK SUB, INC.

                                   By: /s/ Kevin W. Donnelly
                                      ----------------------------------------
                                   Name: Kevin W. Donnelly
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------


                                   NORTEK, INC.

                                   By: /s/ Kevin W. Donnelly
                                      ----------------------------------------
                                   Name: Kevin W. Donnelly
                                        --------------------------------------
                                   Title: Vice President, General Counsel
                                         -------------------------------------

                               AMENDMENT NO. 8 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 8 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998 (as amended by Amendment No.1 thereto dated May 11, 1998, Amendment No. 2 thereto dated May 28, 1998, Amendment No. 3 thereto dated June 3, 1998, Amendment No. 4 thereto dated June 11, 1998, Amendment No. 5 thereto dated June 18, 1998, Amendment No. 6 thereto dated June 26, 1998 and Amendment No. 7 thereto dated July 8, 1998, the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 23rd day of July, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend the provision of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 7.1(e) of the Agreement is hereby amended by replacing the two references therein to "August 31, 1998" with "September 8, 1998."

     2. Clause (ii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "July 27, 1998" with "August 3, 1998."

     3. Clause (iii) of Section 7.2(b) of the Agreement is hereby amended by replacing the reference therein to "August 10, 1998" with "August 17, 1998."

     4. Section 7.1(c) of the Agreement is hereby amended by replacing the reference therein to "September 28, 1998" with "October 5, 1998."

     5. Section 7.1(d) of the Agreement is hereby amended by replacing the reference therein to "September 28, 1998" with "October 5, 1998."

     6. Section 7.1(f) of the Agreement is hereby amended by replacing the reference therein to "September 21, 1998" with "September 28,1998."

     7. Clause (iii) of Section 7.2(c) of the Agreement is hereby amended by replacing the reference therein to "September 21, 1998" with "September 28, 1998."

     8. If requested by the Seller, the Buyer shall cause Standby Letter of Credit No. RS1093819 (Date of Issue: March 9, 1998), which was previously issued by Fleet National Bank pursuant to Section 7.2(d) of the Agreement, to be amended on or prior to July 31, 1998 to extend the "Expiration Date" (as defined therein) to a date that is on or after October 5, 1998.

     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     10. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     11. IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 8 as of the date first above written.


                                        WILLIAMS Y&N HOLDINGS, INC.

                                        By: /s/ Tim Allen
                                           ------------------------------------
                                        Name: Tim Allen
                                        Title:


                                        WILLIAMS PLC

                                        By: /s/ Tim Allen
                                           ------------------------------------
                                        Name: Tim Allen
                                        Title:


                                        NTK SUB, INC.

                                        By: /s/ Kevin W. Donnelly
                                           ------------------------------------
                                        Name: Kevin W. Donnelly
                                        Title: Vice President


                                        NORTEK, INC.
                                        By: /s/ Kevin W. Donnelly
                                           ------------------------------------
                                        Name: Kevin W. Donnelly
                                        Title: Vice President, General Manager

                               AMENDMENT NO. 9 TO
                       STOCK PURCHASE AND SALE AGREEMENT

     This Amendment No. 9 (the "Amendment") to the Stock Purchase and Sale Agreement dated as of March 9, 1998, (as amended by Amendment No. 1 thereto dated May 11, 1998, Amendment No. 2 thereto dated May 28, 1998, Amendment No. 3 thereto dated June 3, 1998, Amendment No. 4 thereto dated June 11, 1998, Amendment No. 5 thereto dated June 18, 1998, Amendment No. 6 thereto dated June 26, 1998, Amendment No. 7 thereto dated July 8, 1998 and Amendment No. 8 thereto dated July 23, 1998 (the "Agreement") by and between Williams Y&N Holdings, Inc., a Delaware corporation (the "Seller"), and NTK Sub, Inc., a Delaware corporation (the "Buyer"), is entered into as of the 28th day of July, 1998. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     WHEREAS, the Parties desire to amend the provision of the Agreement as set forth below,

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. Section 1.4(a)(I) of the Agreement is hereby amended by adding the following proviso at the end of the first sentence:

     "provided however, that if the Closing occurs on or before July 31st, then the Closing Balance Sheet Date shall be August 1, 1998."

     2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     3. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 9 as of the date first above written.

                                             WILLIAMS Y&N HOLDINGS, INC.

                                             By: /s/ Robin Brown
                                                --------------------------
                                             Name: Robin Brown
                                                --------------------------
                                             Title: Associate Director of
                                                    Corporate Finance
                                                   -----------------------

                                        WILLIAMS PLC

                                        By: /s/ Robin Brown
                                           ------------------------------------
                                        Name: Robin Brown
                                        Title: Associate Director of Corporate
                                               Finance

                                        NTK SUB, INC.

                                        By: /s/ Kevin W. Donnelly
                                           ------------------------------------
                                        Name: Kevin W. Donnelly
                                        Title: Vice President


                                        NORTEK, INC.
                                        By: /s/ Kevin W. Donnelly
                                           ------------------------------------
                                        Name: Kevin W. Donnelly
                                        Title: Vice President, General Manager &
                                               Secretary



                                      -2-